EXHIBIT 10.8

FIFTH AMENDMENT TO SIXTH AMENDED AND RESTATED ABL FIRST LIEN CREDIT AGREEMENT

This Fifth Amendment to Sixth Amended and Restated ABL First Lien Credit Agreement, dated as of February 28, 2024 (this “Amendment”), is among ALTA EQUIPMENT GROUP INC., a Delaware corporation, the other Borrowers party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITALS

A.
ALTA EQUIPMENT GROUP INC., a Delaware corporation, the other borrowers party thereto, the other loan parties party thereto, the lenders party thereto, and the Administrative Agent are parties to a Sixth Amended and Restated ABL First Lien Credit Agreement, dated as of April 1, 2021 (as amended, and as may be further amended or modified from time to time, the "Credit Agreement"). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

B.
The Borrowers are requesting certain amendments to the Credit Agreement, and the Lenders are willing to amend the Credit Agreement in accordance with the terms hereof.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I. WAIVER.

1.1
The Loan Parties have notified the Administrative Agent and the Lenders that an Event of Default has occurred under the Credit Agreement as a result of the breach of Section 6.01(i) as of December 31, 2023 and thereafter (but not on or after the date this Amendment is effective) (such specific Event of Default that occurred prior to the date hereof, the "Existing Default"). The Loan Parties have requested that the Lenders and the Administrative Agent waive such Existing Default.

1.2
Pursuant to such request, and subject to (a) the accuracy of the representations of the Loan Parties hereunder and the compliance by the Loan Parties with the agreements herein, and (b) the satisfaction of the conditions to the effectiveness of this Agreement specified in Article IV hereof, the Lenders hereby waive the Existing Default. The Loan Parties acknowledge and agree that the waiver contained herein is a limited, specific and one-time waiver as described above. Such waiver shall not modify or waive any other Event of Default or Default or any other term, covenant or agreement contained in any of the Loan Documents, and shall not be deemed to have prejudiced any present or future right or rights which the Administrative Agent or the Lenders now have or may have under the Credit Agreement or the other Loan Documents with respect to any present or future Event of Default other than the Existing Default, and, in addition, shall not entitle the Loan Parties (or any of them) to a waiver, amendment, modification or other change to, of or in respect of any provision of any of the Loan Documents in the future in similar or dissimilar circumstances.

ARTICLE II. AMENDMENTS. Upon the Fifth Amendment Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:

2.1
Section 6.01(i) of the Credit Agreement is amended by replacing the words “the aggregate stated maximum amount of all such floor plan financings and all such other vendor financing plus the aggregate stated maximum amount of all floor plan financings described on Schedule 6.01 shall not exceed $390,000,000 at any time outstanding, with a 10% annual increase, effective each year with the receipt of the audited financial statements required under Section 5.01(a), commencing with such statements for the fiscal year ending December 31, 2023” with “the aggregate stated maximum amount of all such floor plan financings and all such other vendor financing plus the aggregate stated maximum amount of all floor plan financings described on Schedule 6.01 shall not exceed $390,000,000 at any time outstanding, with a 10% annual increase, effective on December 31 of each year, with the first such increase effective December 31, 2023”.

ARTICLE III. REPRESENTATIONS. Each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that:

3.1
The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate, company or other organizational actions and, if required, actions by equity holders. This Amendment has been duly executed and delivered by each Loan Party as of the date hereof and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
3.2
Immediately before and after giving effect to the amendments contained herein, the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

3.3
Immediately before and after giving effect to the amendments and waiver contained herein, no Default exists or has occurred and is continuing on the date hereof.

ARTICLE IV. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date upon which all of the following conditions have been satisfied (such date, the “Fifth Amendment Effective Date”):

4.1
The Loan Parties, the Lenders and the Administrative Agent shall have signed this Amendment.

4.2
The representations and warranties set forth in Article II hereof shall be true and correct on and as of the Fifth Amendment Effective Date.

4.3
The Lenders shall have received a complete, executed and dated copy of that certain Sixth Amendment to Sixth Amended and Restated Floor Plan First Lien Credit Agreement, dated as of the date hereof, by and among the Borrowers, the Floor Plan Lenders party thereto, and the Floor Plan Administrative Agent, such amendment to be in form and substance satisfactory to the Administrative Agent, and the conditions to the effectiveness thereof shall have been satisfied or waived.

4.4
The Loan Parties shall have satisfied all such other conditions as may be reasonably required by the Administrative Agent.

ARTICLE V. MISCELLANEOUS.

2

5.1
References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time. This Amendment shall constitute a Loan Document.
5.2
Except as expressly amended hereby, each of the Loan Parties acknowledges and agrees that the Credit Agreement and the other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or serve to effect a novation of any provision of any of the Loan Documents. Nothing herein shall be deemed to entitle any Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

5.3
This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

5.4
Among other provisions of the Credit Agreement, this Amendment is subject to Sections 9.06, 9.09 and 9.10 of the Credit Agreement.

5.5
Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

ARTICLE VI. RELEASE. In consideration of the agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby releases and forever discharges the Administrative Agent, the Lenders and their respective directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and permitted assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively "Claims"), of every kind and nature, however evidenced or created, whether known or unknown, arising prior to or on the date of this Amendment including, but not limited to, any Claims involving the extension of credit under or administration of this Amendment, the Credit Agreement or the other Loan Documents, as each may be amended, or the obligations, liabilities and/or indebtedness incurred by the Loan Parties or any other transactions evidenced by this Amendment, the Credit Agreement or the other Loan Documents.

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3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

QUIPMENT GROUP

___________________ALTA E INC.

By: _

Name: Anthony Colucci

Title: CFO

QUIPMENT HOLDING

____________________ALTA E S, INC.

By: _

Name: Anthony Colucci

Title: CFO

ALTA ENTERPRISES, LLC

ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC ALTA HEAVY EQUIPMENT SERVICES, LLC

ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C. ALTA CONSTRUCTION EQUIPMENT, L.L.C. NITCO, LLC

ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC ALTA INDUSTRIAL EQUIPMENT NEW YORK, LLC, ALTA CONSTRUCTION EQUIPMENT NEW YORK, LLC PEAKLOGIX, LLC

ALTA CONSTRUCTION EQUIPMENT OHIO, LLC ALTA MATERIAL HANDLING NEW YORK STATE, LLC

ALTA MINE SERVICES, LLC ALTA KUBOTA MICHIGAN, LLC

ALTA CONSTRUCTION EQUIPMENT NEW ENGLAND, LLC

ALTA ELECTRIC VEHICLES HOLDING, LLC (F/K/A ALTA ELECTRIC VEHICLES, LLC)

ALTA ELECTRIC VEHICLES NORTH EAST, LLC (F/K/A ALTA ELECTRIC VEHICLES, LLC) GINOP SALES, INC.

ALTA ELECTRIC VEHICLES SOUTH WEST, LLC ECOVERSE, LLC

Anthony Colucci

CFO ALTA EQUIPMENT DISTRIBUTION, LLC

____________________ e: ___________________By:

Nam Title:

of each of the above, on behalf of each of the above

ALTA EQUIPMENT CANADA HOLDINGS, INC. (F/K/A ALTA ACQUISITION COMPANY, INC.)

___________________

___________________

____________________By: _

Name: _Anthony Colucci

Title: _CFO

YALE INDUSTRIAL TRUCKS INC./CAMIONS INDUSTRIELS YALE INC. (F/K/A 1000220888 ONTARIO INC.)

_____________________

_____________________

_____________________By: _

Name: _Anthony Colucci

Title: _CFO

ALTA CONSTRUCTION EQUIPMENT PENNSYLVANIA, LLC

__________________ Anthony ColucciBy: _

Name:

Title: Manager

PEAKLOGIX CANADA INC. ALTA CANADA HOLDINGS, INC.

ALTA ONTARIO ACQUISITION COMPANY INC.

______________________ Anthony Colucci

Authorized RepresentativeBy:

Name:

Title:

of each of the above, on behalf of each of the above

JPMORGAN CHASE BANK, N.A., as a Lender and as

Administrative Agent

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Name: Robert T. Brown

Title: Authorized Officer

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JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

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COMERICA BANK, as a Lender and as Co-Documentation Agent

By · Na,ntlodnClark

Title: Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a

Lender and a Co-Docu,mentation Agent

PNC BANK, NATIONAL ASSOCIATION, as a Lender and a

Co-Documentation Agent

By

Name: Mark C. Matson Title: Senior Vice President

BANK OF MONTREAL

By £2;;:J/

Name: Quinn Heiden Title: Managing Director

KEYBANK, NATIONAL ASSOCIATION, as a Lender and a

Co-Documentation Agent

ChristopherChristopher M. Hildreth

CN = Christopher M. Hildreth email = Christopher_M_Hildreth@KeyBank. com C = US O = KeyBanc Capital

By:

M. Hildreth

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Name: Christopher M. Hildreth

Title:

Vice President

FLAGSTAR BANK, N.A., as a Lender

By:

Name: Matthew A. Rybinski Title: First Vice President